UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive	Milpitas	California	95035
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
Indicate by check
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) of KLA Corporation (the “Company”) held on November 1, 2023, the Company’s stockholders approved the KLA Corporation 2023 Incentive Award Plan (the “2023 Plan”) and the 2023 Plan became effective. The 2023 Plan was adopted by the Board of Directors of the Company (the “Board”) on August 3, 2023, subject to stockholder approval. Following stockholder approval of the 2023 Plan, no further awards will be made under the Company’s 2004 Equity Incentive Plan (as amended and restated, the “2004 Plan”).

The 2023 Plan provides for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, dividend equivalents, and other stock and cash based awards.

The aggregate number of shares of the Company’s common stock (“Common Stock”) that may be issued pursuant to awards granted under the 2023 Plan (the “Share Limit”) is the sum of: (a) 3,250,000 shares of Common Stock; (b) any shares of Common Stock which remain available for issuance under the 2004 Plan as of November 1, 2023; and (c) any shares of Common Stock which are subject to awards under the 2004 Plan as of November 1, 2023 which, following such date, become available for issuance under the 2023 Plan pursuant to the 2023 Plan. The Share Limit will be reduced (A) by one share of Common Stock for each share issued upon the exercise of a stock option or SAR, and (B) by two shares of Common Stock for every share issued in settlement of any award other than (i) a stock option, (ii) a SAR or (iii) any other award for which the participant pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any of its subsidiaries).

Unless earlier terminated by the Board, the 2023 Plan will remain in effect until November 1, 2033.

A description of the material terms of the 2023 Plan was included in the Company’s Definitive Proxy Statement (“Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on September 21, 2023. The foregoing and the description in the Proxy Statement are not complete summaries of the terms of the 2023 Plan and are qualified by reference to the full text of the 2023 Plan, a copy of which is included as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2023 annual meeting of stockholders (the “2023 Annual Meeting”) on November 1, 2023. Of the 136,322,340 shares of Company Common Stock entitled to vote at the 2023 Annual Meeting, 122,323,653.99 shares, or 89.7%, were present in person or by proxy at the 2023 Annual Meeting. Five proposals were considered at the 2023 Annual Meeting:

Proposal One: At the 2023 Annual Meeting, the stockholders elected the ten candidates nominated by the Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected and qualified.

The table below presents the voting results for Proposal One:

Name	For	Against	Abstain	Broker Non-Votes
Robert Calderoni	98,062,330.99	15,757,107.00	136,734.00	8,367,482.00
Jeneanne Hanley	112,248,759.99	1,572,181.00	135,231.00	8,367,482.00
Emiko Higashi	110,186,373.99	3,621,849.00	147,949.00	8,367,482.00
Kevin Kennedy	108,388,241.99	5,432,172.00	135,758.00	8,367,482.00
Michael McMullen	113,144,576.99	638,993.00	172,602.00	8,367,482.00
Gary Moore	109,541,285.99	4,263,980.00	150,906.00	8,367,482.00
Marie Myers	99,655,839.99	14,143,179.00	157,153.00	8,367,482.00
Victor Peng	112,295,907.99	1,521,496.00	138,768.00	8,367,482.00
Robert Rango	113,200,076.99	605,453.00	150,642.00	8,367,482.00
Richard Wallace	112,752,841.99	1,067,547.00	135,783.00	8,367,482.00

Proposal Two: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

The table below presents the voting results for Proposal Two:

For	Against	Abstain	Broker Non-Votes
116,344,528.99	5,845,919.00	133,206.00	0

Proposal Three: The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement for the 2023 Annual Meeting.

The table below presents the voting results for Proposal Three:

For	Against	Abstain	Broker Non-Votes
104,550,000.99	8,073,802.00	1,332,369.00	8,367,482.00

Proposal Four: The stockholders approved, on a non-binding advisory basis, the recommended frequency of one year for future stockholder votes to approve the Company’s named executive officer compensation, as disclosed in the Proxy Statement for the 2023 Annual Meeting.

The table below presents the voting results for Proposal Four:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
112,660,257.89	40,179.10	1,126,106.00	129,629.00	8,367,482.00

Proposal Five: The stockholders approved the 2023 Incentive Award Plan, as disclosed in the Proxy Statement for the 2023 Annual Meeting.

The table below presents the voting results for Proposal Five:

For	Against	Abstain	Broker Non-Votes
108,410,691.99	5,382,951.00	162,529.00	8,367,482.00

Item 8.01	Other Events.

As previously disclosed in the Company’s 2023 Proxy Statement filed with the SEC on September 21, 2023, Kiran Patel’s term ended on November 1, 2023. On November 2, 2023, the size of the Board was reduced from 11 to 10 directors.

On November 2, 2023, the Company issued a press release announcing that the Board declared a cash dividend of $1.45 per share on the Company’s common stock. Such dividend shall be payable on December 1, 2023 to stockholders of record as of the close of business on November 15, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

10.1	KLA Corporation 2023 Incentive Award Plan

99.1	Press release issued November 2, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: November 3, 2023	By:	/s/ Mary Beth Wilkinson
	Name:	Mary Beth Wilkinson
	Title:	Executive Vice President and Chief Legal Officer